SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                            FORM 8-K

                         CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 31, 1997


                     Northern States Power Company
           (Exact name of registrant as specified in its charter)


                            Minnesota
         (State or other jurisdiction of incorporation)

       1-3034                           41-0448030
  (Commission File Number)            (IRS Employer Identification No.)


                  414 Nicollet Mall, Mpls, MN                55401
          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code      612-330-5500

      (Former name or former address, if changed since last report)



Item 5.   Other Events

On December 31, 1997, Northern States Power Company announced an agreement and plan of merger with Black Mountain Gas Company of Cave Creek, Ariz. Attached as Exhibit 99.01 is a news release describing the transaction.


Item 7.   Financial Statements and Exhibits


(c)  EXHIBITS


Exhibit
  No.          Description

99.01          December 31, 1997 News Release from Northern States Power
                 Company


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Northern States Power Company
                               (a Minnesota Corporation)



                               By           /s/
                                     John P. Moore, Jr.
                                     Corporate Secretary


Dated: March 5, 1998

                               EXHIBIT INDEX


Method of            Exhibit
 Filing                No.            Description

DT                   99.01            December 31, 1997 News Release
                                      from Northern States Power Company


DT = Filed electronically with this direct transmission.